© 2022 Axcella Therapeutics. All rights reserved. NASDAQ: AXLA Axcella Therapeutics Investor Presentation January 2022

© 2022 Axcella Therapeutics. All rights reserved. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the characteristics, competitive position and development potential of AXA1665, AXA1125 and potential future EMM compositions, the potential for AXA1665 to reduce OHE events and improve the quality of life for cirrhotic patients, the potential for AXA1125 to serve as a treatment for Long COVID and a first-line NASH monotherapy for adult and pediatric patients and be used in combination with other agents if required, the design, status and timing of the company's Phase 2 clinical trial of AXA1665 and Phase 2a and Phase 2b clinical trials of AXA1125, the intended results of the company's strategy and approach, the size and growth potential of the markets for the company's product candidates, the company's intellectual property position, the company's cash runway and the company's ability to address other complex diseases and conditions utilizing EMM compositions. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, those related to the potential impact of COVID-19 or other events on our ability to conduct and complete ongoing or planned clinical studies and clinical trials and planned submissions to FDA or other regulatory authorities in a timely manner or at all due to patient or principal investigator recruitment or availability challenges, clinical trial site shutdowns or other interruptions and potential limitations on the quality, completeness and interpretability of data we are able to collect in our clinical studies and potential delays in disclosure of the same; other potential impacts of COVID-19 or other events on our business and financial results, including with respect to our ability to raise additional capital and operational disruptions or delays, changes in law, regulations, or interpretations and enforcement of regulatory guidance; clinical trial initiation plans and timing, clinical trial design and target indication(s) for AXA1125 and AXA1665, the clinical development and safety profile of our product candidates and their health or therapeutic potential; whether and when, if at all, our product candidates will receive approval from the FDA or other comparable regulatory authorities, and for which, if any, indications; competition from other biotechnology companies; past results from clinical studies not being representative of future results and other risks identified in our SEC filings, including Axcella’s Annual Report on Form 10-K, Quarterly Report on Form 10-Q and subsequent filings with the SEC. The company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Axcella disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. Any forward-looking statements contained in this presentation represent our views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. 2

© 2022 Axcella Therapeutics. All rights reserved. Axcella seeks to be a world’s leading developer of multi-targeted, endogenously-powered therapies that address the needs of patients with a range of complex diseases. Advanced and validated process to design Endogenous Metabolic Modulator (EMM) compositions Strong data across multiple clinical studies; proven execution from research to clinical development Progressing three Phase 2 clinical trials, providing opportunities for substantial inflection Established Scientific Platform Proven Execution and Track Record Multiple Clinical Readouts Ahead 3

© 2022 Axcella Therapeutics. All rights reserved. • Complex conditions are driven by dysregulation in multiple biological pathways, limiting the effect of single-targeted therapies • Amino acid-based therapeutics can be safely used to: — Regulate key signaling pathways — Restore mitochondrial function — Shift substrate/redox balance to restore homeostasis • Potential therapeutic benefits include: — Enhancing muscle function — Correcting metabolism — Decreasing inflammation Multi-Targeted Therapeutics to Restore Homeostasis Leveraging Endogenous Metabolic Modulator (EMM) compositions to treat complex medical conditions Axcella’s clinical data demonstrate the potential to harness the power of EMMs to tackle complex chronic conditions — Improving neurocognition — Rebalancing IEMs — Reducing fibrosis 4

© 2022 Axcella Therapeutics. All rights reserved. A Highly Informed Candidate Design Process Discover Identify target biologies/ indications Prioritize Rank and select potential opportunities Design Select EMM constituents Optimize Refine candidates for clinical investigation Translate Validate safety and impact in clinic • Machine learning • Natural language processing • Causal molecular network models • Primary human cell systems • In-vitro systems • Omics and biomarker data • Axcella clinical data • Data science platform • Digital health registries • Systems biology network of disease • AA restoration of network • Multi-factorial combination designs • MOA • Data science • Primary cell systems • Translational modeling • Dosing • Preclinical biomarkers • Studies/trials in diseased subjects • Safety/tolerability • Range of biomarkers • Systems modeling 5

© 2022 Axcella Therapeutics. All rights reserved. Key Capability: Restoring Mitochondrial and Bioenergetic Function Mitochondria act as the cellular “powerhouse” Axcella has demonstrated a potential to restore mitochondrial function and cellular homeostasis with AXA1125 • Mitochondria help to regulate: — Bioenergetics: fatty acid and glucose oxidation — Redox status/inflammation: ROS, H2O2, NADH/NAD+ — Biosynthetic pathways: nucleotides, glucose/heme, cholesterol — Cellular signaling: calcium, T cell receptor signaling, cell cycle regulation — Apoptosis: mitochondrial fission/fusion, autophagy and senescence • Restoration of mitochondrial function provides the potential to address a range of conditions involving the liver, muscle, CNS, heart, kidney and many others 6

© 2022 Axcella Therapeutics. All rights reserved. Milestone timing based on current expectations and subject to change. * Assumes positive Phase 2a data readout. Expected 2022 Milestones 7 Program Update Timing AXA1125 for Long COVID Phase 2a Enrollment Completion 1H 2022 Phase 2a Top-Line Data Mid-2022 Regulatory Engagement* 2H 2022 Exploration of Other Mitochondrial Opportunities* Late 2022 AXA1125 for NASH Phase 2b Interim Data Mid-2022 Phase 2b Enrollment Completion 2H 2022 AXA1665 for OHE Phase 2 Enrollment Update 2H 2022

© 2022 Axcella Therapeutics. All rights reserved. AXA1125 for Long COVID 8

Long COVID: An Enormous and Still Emerging Public Health Crisis

- ~300 million COVID-19 cases worldwide to date[1]
- 23% (~70M) of COVID patients report Long COVID conditions and symptoms[2]
- Most commonly reported symptom: Chronic fatigue, experienced by **most** Long COVID patients
- Long COVID's effects are being felt regardless of vaccination status
- Potential to be first to market with no approved Long COVID therapies and few even in clinical development

U.S. COVID Survivals and Long COVID Cases[3]


COVID-19 Survivors
Long COVID Cases
60 mill.
40 mill.
20 mill.
15.4 mill.
Jul 2020
Jan 2021
Jul 2021
Jan 2022

Most Common Long COVID Symptoms


Percentage of patients with symptoms
Fatigue
53%
Shortness of breath
Joint pain
Chest pain
Cough
Loss of smell
0
20
40
60
80
Source: Agostino Gemelli University
BBC

1. WHO Coronavirus (COVID-19) Dashboard: https://covid19.who.int/
2. A Detailed Study of Patients with Long-Haul COVID, A FAIR Health White Paper, June 15, 2021
3. American Academy of Physical Medicine and Rehabilitation's "PASC Dashboard". PASC = Post-acute Sequelae of COVID-19. https://pascdashboard.aapmr.org/

© 2022 Axcella Therapeutics. All rights reserved.

© 2022 Axcella Therapeutics. All rights reserved. Mitochondrial Dysregulation and Inflammation are Increasingly Being Implicated in Long COVID Fatigue/Muscle Weakness Emerging scientific data 10

© 2022 Axcella Therapeutics. All rights reserved. Top right: Nat Cell Biol. 2018 July, 20(7): 745–754; Bottom right: Immunity & Ageing (2020) 17:33 Cell Metabolism 32, 437–446 Mitochondrial Cascade in Long COVID Result of Mitochondrial Dysfunction and Inflammation in Long Covid Cascade of effects, including: • Switch to inefficient glycolysis energetics • Compromised bioenergetics • Increased oxidative stress and compounding inflammation • Impaired immune response and muscle function 11

© 2022 Axcella Therapeutics. All rights reserved. AXA1125 Drives Improvement in Mitochondrial Respiration *: p<0.05 **: p<0.01, ***: p<0.001  Fatty Acid Oxidation, Basal Respiration  ATP Production FFA FFA + A X A 11 25 (5 X ) FFA + A X A 11 25 (1 5X ) FFA + A X A 11 25 (3 0X ) -60 -40 -20 0 20 40 FFA ATP Production %Change % C h a n g e Total ATP Mito ATP Glyco ATP 12 Treatment of hepatocytes induces substrate mobilization for mitochondrial respiration Data shown above were generated in vitro with the same AA constituents of AXA1125, i.e. LIVRQNac, at a multiple of their baseline concentrations as found in the Human Metabolome Database.

© 2022 Axcella Therapeutics. All rights reserved. 14.80 16.38 18.41 0 5 10 15 20 FFA AXA1125 (10X) AXA1125 (30X) A c e ty l- C o A M 2 L a b e li n g ( % ) Data shown above were generated in vitro with the same AA constituents of AXA1125, i.e. LIVRQNac, at a multiple of their baseline concentrations as found in the Human Metabolome Database. Increased Fatty Acid Oxidation with AXA1125 Provides Further Mechanistic Support for Mitochondrial Bioenergetic Improvement Treatment induces substrate mobilization to meet energetic demands and prevent FA accumulation  Acetyl-CoA M2  BHB M2  Palmitoylcarnitine M16  Malate M2 Preclinical data show increased fatty acid oxidation into TCA cycle intermediates and ketones *: p<0.05 **: p<0.01 ***: p>0.001 ****: p<0.0001 13 *** * 43.9 49.8 56.0 0 20 40 60 **** *** FFA AXA1125 (10X) AXA1125 (30X) P a lm it o yl c a rn it in e M 1 6 L a b e li n g ( % ) 0.09 0.09 0.70 0.0 0.2 0.4 0.6 0.8 1.0 * FFA AXA1125 (10X) AXA1125 (30X) M a la te M 2 L a b e li n g ( % ) 24.7 26.7 29.9 0 10 20 30 40 **** **** FFA AXA1125 (10X) AXA1125 (30X) B H B M 2 L a b e li n g ( % ) 0.27 0.40 0.44 0.00 0.10 0.20 0.30 0.40 0.50 B H B ( n m o l) FFA AXA1125 (10X) AXA1125 (30X)

AXA1125 Improves Mitochondrial Energetics, Immune Regulation and Anti-Inflammatory Profile Through Canonical Biochemical Pathways

Pathway Enrichment Reveals Key Drivers of Improvement in Mitochondrial Function



HIF-1 signaling
Glycolysis
PPAR signaling
Synthesis and degradation of ketone bodies
z-score(expression)
2 (Upregulated)
1
0
-1
-2 (Downregulated)
FFA
FFA+AXA1125



AXA1125 Regulates Canonical Pathways to Restore Mitochondrial Function
Aerobic glycolysis - virus friendly
ROS
ROS
ROS
Oxidative phosphorylation - virus unfriendly
Anti-inflammatory
Vitamin C
Phenolics
Glucocorticoids
Anti-cancer
Anti-oxidants
Factors pull pivot this way
Metabolic-inflammatory see-saw sliding pivot
Factorspull pivot this way
inflammatory
Excess calories
Pollution
Old age
Social Stress
Latitude

Immunity & Aging (2020) 17:33

Data shown above were generated in vitro with the same AA constituents of AXA1125, i.e. LIVRQNac, at a multiple of their baseline concentrations as found in the Human Metabolome Database. FFA, free fatty acid; HIF-1, hypoxia-inducible factor 1; LIVRQNac, 5 amino acids and N-acetylcysteine; PPAR, peroxisome proliferator-activated receptors.

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© 2022 Axcella Therapeutics. All rights reserved.
14

© 2022 Axcella Therapeutics. All rights reserved. Impact of AXA1125 on Mitochondrial Function Matches Key Science and Clinical Need in Long COVID Evidence of mitochondrial dysfunction in NASH and Long COVID 15 Result of Mitochondrial Dysfunction and Inflammation in Long Covid Cascade of effects, including: • Switch to inefficient glycolysis energetics • Compromised bioenergetics • Increased oxidative stress and compounding inflammation • Impaired immune response and muscle function AXA1125: Impact Demonstrated on Mitochondrial Function and Inflammation Thus Far • Increase preferential fatty acid oxidation, improve cellular respiration • Increase ATP generation • Reduce inflammation, improve anti-oxidant response • Reduce liver fat and fibroinflammation in NASH

Phase 2a Long COVID Clinical Trial Now Underway

Top-line data anticipated in mid-2022



Up to 4 weeks
MRS
Fatigue PRO
Screening
1:1 Randomization
(N=~40)
4 weeks
D1:
6-minute walk
Lactate
Fatigue PRO
D14:
Fatigue PRO
D28:
MRS
6-minute walk
Lactate
Fatigue PRO
1 week
D35:
AXA1125 33.9g BID (67.8 g/d)
(n=~20)
Matched placebo
(n=~20)
Follow-up

Core elements	Description
Design	• Randomized double blind, placebo-controlled study over 28 days
Study population	• Including Long COVID patients (>12 weeks post PCR+) with fatigue-predominant symptoms/abnormalities: – PCr recovery time of ≥50 sec. – Chalder Fatigue score of >8 • Excluding patients with other potential drivers of fatigue and MRS abnormalities (vascular disease, diabetes, etc.)
Endpoints include	• Primary: PCr recovery time • 6-minute walk test • Lactate levels • Fatigue scores • Safety and tolerability

BID, twice daily; MRS, magnetic resonance spectroscopy; PCr, phophocreatine; PRO, patient reported outcomes

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© 2022 Axcella Therapeutics. All rights reserved.

16

Reduction in Skeletal Muscle PCr Leads to Improved Muscle Function

PCr recovery time after exercise reflects skeletal muscle mitochondrial function *in vivo*

Phosphocreatine (PCr) Recovery Time:

- PCr post exercise time is a ^{31}P-MRS validated and direct measure of skeletal muscle mitochondrial oxidative capacity
- Used to evaluate muscle function in a wide range of other conditions including amyotrophic lateral sclerosis (ALS), Duchenne, chronic kidney disease (CKD), etc.
- Normal PCr tends to be ~24±5 seconds[2]

PCr → 6-Minute Walk in CKD[1]


Control
CKD 3-5
MHD
Time constant τ (seconds)
100
50
0
r=0.62
P<0.001
0
200
400
600
800
Six-minute walk (meters)

Improvement in PCr recovery time has been correlated to improved muscle function and outcomes[3]


PCr
(mitochondrial
function)
Muscle function
Walking distance

1. Gamboa et al. CJASN (July 2020) Vol 15
2. Oorschot et al. PLOS ONE (Sept. 2013) Vol 8 Issue 9
3. Zane et al. Aging Cell (2017) 16, pp461–468

P-MRS: Phosphorus Magnetic Resonance Spectroscopy

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© 2022 Axcella Therapeutics. All rights reserved. AXA1125 for Nonalcoholic Steatohepatitis (NASH) 18

© 2022 Axcella Therapeutics. All rights reserved. 1. Desai, R. et al. Characterization of Polypharmacy in Patients with NAFLD. AASLD 2018 2. Global Liver Institute U.S. NASH Action Plan (Dec. 2020). 3. Younossi, Z. et al. Hepatology. Vol. 64, No. 1, 2016. Nonalcoholic Steatohepatitis (NASH) A complex, chronic disease impacting up to 40 million Americans with no approved therapies The Disease and Standard of Care: • Progressive, chronic liver disease involving multiple drivers and pathways • No NASH therapies approved in U.S. • Comorbid population (T2D, heart disease, etc.) that already is on ~7 medications1 • Most drug candidates have single targets, leading to combination therapy development – Administration, safety tolerability challenges (injectables, lipids, pruritis, DDI, etc.) – Very limited pediatric development activity State of the Market: • Up to 40 million NASH patients in the U.S. alone and growing rapidly2 • Approximately 10% of U.S. children are estimated to have NASH2 • >40% of NASH patients also have type 2 diabetes (T2D)3 • Lifetime costs for all U.S. NASH patients exceeds $300 billion2

AXA1125 - Designed to Target Multiple Metabolic Pathways

Potential for multifactorial activity in NASH and compounding benefits over time


Disease Factors
Goals
Targets/Pathways
EMMs
Disease Progression
Metabolism
↓ Lipotoxicity
↑ Insulin sensitivity
↑ AA Metabolism
↑ AMPK
↑ PPARα
↑ Urea cycle
Leu
Ile
Val
Arg
Inflammation
↓ Hepatocyte ballooning
↓ Inflammation
↑ Gut barrier/ tight junction
↓ Hif1α
↓ NFkB
Gln
Nac
Fibrosis
↓ Fibrogenesis & hepatic stellate cell activation
↓ TGFβ
Nac
AXA1125
Arg
Gln
Nac
Leu
Val
Ile
LIVRQNac

Hypothesized mechanisms depicted above.

AAs, amino acids; AMPK, AMP-activated protein kinase; Arg, arginine; Gln, glutamine; GSH, glutathione; Hif1α, hypoxia-inducible factor 1 alpha; GSH, glutathione; Ile, isoleucine; Leu, leucine; Nac, N-acetylcysteine; NASH, nonalcoholic steatohepatitis; NFκB, nuclear factor kappa-light-chain-enhancer of activated B cells; NH3, ammonia; NO, nitric oxide; PPARα, peroxisome proliferator-activated receptor alpha; ROS, reactive oxygen species; TGFβ, transforming growth factor beta; Val, valine.

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© 2022 Axcella Therapeutics. All rights reserved.

© 2022 Axcella Therapeutics. All rights reserved. -0.7 -3.5-3.4 -5.3 -9 -6 -3 0 All Subjects Subjects with T2D A b s o lu te c h a n g e , m e a n ( S E ), n g / m L ProC3 -1.9 -21.4 -7.5 -16.2 -45 -30 -15 0 All Subjects Subjects with T2D R e la ti v e c h a n g e , m e a n ( S E ), % FIB-4 18.3 -42.7 -69.6 -105.1 -150 -100 -50 0 50 All Subjects Subjects with T2D A b s o lu te c h a n g e , m e a n ( S E ), m S e c cT1 -7.2 -13.9 -21.9 -34.6 -50 -40 -30 -20 -10 0 All Subjects Subjects with T2D R e la ti v e c h a n g e , m e a n ( S E ), % ALT 0.7 -0.8 -4.4 -9.2 -18 -15 -12 -9 -6 -3 0 3 All Subjects Subjects with T2D A b s o lu te c h a n g e , m e a n ( S E ) HOMA-IR -5.7 -8.3 -22.9 -31.2 -40 -30 -20 -10 0 All Subjects Subjects with T2D R e la ti v e c h a n g e , m e a n ( S E ), % MRI-PDFF *p<0.05 versus placebo. ALT, alanine aminotransferase; cT1, corrected T1; FIB-4, fibrosis 4; HOMA-IR, homeostasis model assessment of insulin resistance; MRI-PDFF, magnetic resonance imaging proton density fat fraction; ProC3, propeptide of type III collagen; SE, standard error; T2D, type 2 diabetes. Reductions Noted in Key Biomarkers with AXA1125 Changes from baseline at week 16 n = 12 26 3 11 Metabolism Inflammation Fibrosis n = 12 26 3 11 n = 12 26 3 11 n = 12 26 3 11 n = 11 25 3 10 n = 10 24 2 10 * Placebo AXA1125

© 2022 Axcella Therapeutics. All rights reserved. 33.0 45.5 0 10 20 30 40 50 S u b je c ts , % 33.0 63.6 0 10 20 30 40 50 60 70 S u b je c ts , % 0.0 54.5 0 20 40 60 S u b je c ts , % 1. Loomba, R. et al. Hepatology (January 2020). 2. Loomba, R. et al. Gastroenterology (January 2019). 3. Dennis, A. et al. Frontiers in Endocrinology (November 2020). ALT, alanine aminotransferase; cT1, corrected T1; MRI-PDFF, magnetic resonance imaging proton density fat fraction; NASH, nonalcoholic steatohepatitis; NAFLD, non-alcoholic fatty liver disease; SE, standard error. AXA1125: Meaningful Thresholds of Activity Achieved Increasing evidence linking PDFF, ALT and cT1 with improved histological outcomes Placebo AXA1125 ≥17 U/L Reduction in ALT 16.7 34.6 0 7 14 21 28 35 S u b je c ts , % ≥80 mSec Reduction in cT1 25.0 38.5 0 10 20 30 40 S u b je c ts , % n = 12 26 n = 12 26 ≥30% Reduction in MRI-PDFF 8.3 38.5 0 10 20 30 40 S u b je c ts , % n = 12 26 All Subjects Diabetic Subjects 0 n = 3 11 n = 3 11 n = 3 11 ≥17 U/L reduction associated with histologic response in NASH2 >80 mSec reduction may correlate with a 2 pt. NAFLD score improvement3 ≥30% reduction associated with histologic response in NASH1

EMMPACT[SM]
NASH CLINICAL TRIAL

Phase 2b Clinical Trial Underway

Interim analysis expected in mid-2022


48 WEEKS
4 WEEKS
D1:
Biopsy
Fibroscan
MRI-PDFF
W12:
Fibroscan
MRI-PDFF
W24:
Fibroscan
MRI-PDFF
W48:
Biopsy
Fibroscan
MRI-PDFF
8 WEEKS
Screening
1:1:1
Randomization
(N=~270)
AXA1125 33.9g BID (67.8 g/d)
(n=~90)
AXA1125 22.6g BID (45.2 g/d)
(n=~90)
Matched Placebo
(n=~90)
Follow-up

Core elements	Description
Design	• Randomized, double-blind, placebo-controlled, dose-ranging study over 48 weeks
Study population	• Biopsy-proven F2/F3 NASH with NAS>4 • Stratification by type 2 diabetic status
Primary endpoint	• Biopsy-confirmed ≥2 point improvement in NAS
Secondary endpoints	• Biopsy-confirmed resolution of NASH without worsening of fibrosis • Biopsy-confirmed ≥1 stage improvement in fibrosis without worsening of NASH
Other endpoints	• Improvement in non-invasive markers, including MRI-PDFF, ALT and Fibroscan

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© 2022 Axcella Therapeutics. All rights reserved.

© 2022 Axcella Therapeutics. All rights reserved. AXA1665 for Overt Hepatic Encephalopathy (OHE) 24

© 2022 Axcella Therapeutics. All rights reserved. 1. Company estimates based on Scaglione, S. et. al., J. Clin. Gastroenterol. (2015); HE Practice Guidelines by AASLD and EASL (2014); DelveInsight – HE Market Forecast (2019). 2. Based on currently marketed products only with potential for further expansion as new products come to market. 3. Flamm, S., Am J Manag Care (2018). Overt Hepatic Encephalopathy (OHE) A common, serious and complex manifestation of cirrhosis with substantial unmet needs The Condition and Standards of Care: • HE is a very common decline in brain function that occurs in cirrhotic patients • Driven by a vicious cycle that includes reduced liver function, rising ammonia/aromatic amino acids and sarcopenia • OHE, the most severe form of HE, can result in hospitalization, coma and eventually death • Approved therapies (lactulose and rifaximin) challenged by limited mechanisms (ammonia scavengers), tolerability and compliance issues, OHE breakthrough events • No effective treatments available for sarcopenia/frailty that results from cirrhosis State of the Market: • ~500,000 U.S. patients with minimal and overt hepatic encephalopathy1 • ~$1 billion annual U.S. market for OHE medications and growing1,2 • HE-related hospitalization costs exceed $7 billion annually and are rapidly growing3

AXA1665 - A Potential Comprehensive OHE Therapy

Designed to target multiple metabolic pathways; potential for multifactorial activity in cirrhosis



Disease Factors
Goals
Targets/Pathways
EMMs
AXA1665
Poor Ammonia Handling
Reduced Muscle Function
Imbalanced Amino Acids
Impaired Cognition
Minimize excess N
Reduce NH3
↑ Physical function
Maintain muscle mass
↑ Branched-chain AAs
↓ Aromatic AAs
↑ Neurocognition
↓ OHE Events
↑ Urea cycle
↑ Gln Synthetase
↑ mTORC1
Proteogenesis
↓ Ammonia
↓ False neuro-transmitters
Asp
Orn
Leu
Ile
Val
His
Lys
Thr
↓Tyr
↓Phe
↓Met
Ile
Val
His
Leu
Lys
Asp
Thr
Orn

Hypothesized mechanisms depicted above.
Abbreviations: Asp, aspartate; Cit, citrulline; Gln, glutamine; Glu, glutamic acid; His, histidine; Ile, isoleucine; Leu, leucine; Lys, lysine; Met, methionine; mTORC1, mammalian target of rapamycin complex 1; NH3, ammonia; Orn, ornithine; Phe, phenylalanine; Thr, threonine; Tyr, tyrosine; Val, valine.

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© 2022 Axcella Therapeutics. All rights reserved.

© 2022 Axcella Therapeutics. All rights reserved. -30 -15 0 15 30 45 60 75 BL W2 W4 W6 W9 W12 P e rc e n ta g e C h a n g e , L S M e a n ( S E ) 1. 11, 22 and 27 subjects in placebo, AXA1665 low-dose, and AXA1665 high-dose arms, respectively, were included in the analysis; LS = Least-squares; AXA1665-002: Improvement Noted in Key Biomarkers Data in a population with mostly mild hepatic insufficiency (Child A), without overt sarcopenia, but with MHE Change in Fischer Ratio Over Time1 Ammonia Change in Safety PopulationAmino Acid Metabolism * Placebo AXA1665 Low AXA1665 High * Ammonia Handling -30 -20 -10 0 10 20 30 10.8 16.6 4.1 P e rc e n t c h a n g e , L S m e a n ( S E ), % n= 7 13 23 Muscle Metabolism Liver Frailty Index >0.3 decrease 0 25 50 14.3 40.0 26.1 % of Subjects with ≥0.3 Reduction in Liver Frailty Index n= 1/7 6/15 6/23 *p<0.05 vs. Placebo * * * n= 6 13 22 Total Thigh Muscle VolumeAmmonia Change in MHE SubpopulationChange in Fischer Ratio 0.5 -0.8 -0.4 -10 0 10 Week 12 P e rc e n t c h a n g e , L S m e a n ( S E ), % 18.1 -8.4 -3.7 -30 -20 -10 0 10 20 30 40 Week 12 P e rc e n t c h a n g e , L S m e a n ( S E ), % n= 4 6 9 -0.2 0.6 1.1 -2 -1 0 1 2 Week 12 A b s o lu te c h a n g e , L S m e a n ( S E ) n= 4 11 22

© 2022 Axcella Therapeutics. All rights reserved. -3 0 3 6 A b s o lu te c h a n g e , L S m e a n ( S E ), H z -0.0 -0.3 2.6 1. Considered to be a clinically relevant threshold based on PHES improvements ranging from 2.1 to 3.2 for lactulose, probiotics and LOLA in prior clinical trials. Singh, J, et al. Metab Brain Dis. 2017; Shavakhi, A, et al. J Res Med Sci. 2014; Varakanahalli, S, et al. Eur J Gastroenterol Hepatol (2018). Dose Dependent Improvement Consistently Observed Across All Three Measures of Cognitive Function Changes from baseline at week 12 Stroop Off+On TimeCritical Flicker Frequency (CFF) n= 7 13 23 Cognitive Function Placebo AXA1665 Low AXA1665 High *p<0.01 vs. Placebo -1.4 0.0 1.2 -3 -2 -1 0 1 2 Week 12 A b s o lu te c h a n g e , L S m e a n ( S E ) n= 7 15 23 * Psychometric Hepatic Encephalopathy Score (PHES) ≥+2 change in PHES1 28.6 33.3 56.5 0 20 40 60 Week 12 S u b je c ts , % n= 2/7 5/15 13/23 -10.4 -11.2 -14.1 -20 -10 0 Week 12n= 5 13 20 A b s o lu te c h a n g e , L S m e a n ( S E ), s e c

EMMPOWER℠ OHE CLINICAL TRIAL

Phase 2 Clinical Trial Underway

Efficient design to measure PHES, OHE event rates, physical function, PROs



24 WEEKS
4 WEEKS
D1:
NC tests
Muscle fxn
PROs
W12:
NC tests
Muscle fxn
PROs
W24:
NC tests
Muscle fxn
PROs
4 WEEKS
Screening
1:1 Randomization
(N=~150)
AXA1665 17.9g TID (53.8 g/d) on top of SOC
(n=~75)
Matched placebo on top of SOC
(n=~75)
Follow-up
OHE surveillance

Core elements	Description
Design	• Randomized double blind, placebo-controlled study over 24 weeks
Study population	• Cirrhotic patients with at least 1 prior OHE event and with PHES ≤ –4 at screening with no active OHE at baseline • Stable OHE background therapy and stratified on rifaximin use
Primary endpoint	• Proportion of patients with ≥2 improvement in PHES from baseline to 24 weeks
Secondary and other endpoints	• Proportion of patients experiencing an OHE breakthrough event; time to first OHE breakthrough event, including time to hospitalization; changes in physical function; patient reported outcomes; ammonia, amino acid and inflammatory biomarkers

NC: neurocognitive; fxn: function; PROs: patient reported outcomes; SOC: standard of care (lactulose ± rifaximin)

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© 2022 Axcella Therapeutics. All rights reserved.

© 2022 Axcella Therapeutics. All rights reserved. Summary 30

© 2022 Axcella Therapeutics. All rights reserved. 0 3 9 12/31/17 12/31/19 12/31/21 33 127 277 12/31/17 12/31/19 12/31/21 11 18 21 12/31/17 12/31/19 12/31/21 Strategy Intended to Protect Axcella’s First-Mover Advantages WORLDWIDE PATENT FAMILIES WORLDWIDE PATENTS PENDING U.S. PATENTS GRANTED PATENTS & APPLICATIONSPATENTING AREAS Composition/Method of Use – Liver – Muscle – Blood – CNS Platform-Focused – Mechanistic and biological pathway uses Formulation/Manufacturing – Pharmaceutical-grade manufacturing – Low volume and stability formulations – Taste formulations LEAD CANDIDATES Composition and methods of use patents granted for AXA1125 and AXA1665; expirations in 2037 and 2038, respectively TRADE SECRETS Leveraging extensive know how underlying research platform, EMM composition design and manufacturing REGULATORY EXCLUSIVITY Plans to pursue regulatory exclusivity where available, particularly in U.S., Europe, Japan

© 2022 Axcella Therapeutics. All rights reserved. Axcella Financials $66 million in cash and marketable securities at September 30 (in thousands) September 30, 2021 Assets: Cash and cash equivalents $26,091 Marketable securities 40,055 Other assets 2,675 Total assets $68,821 Liabilities and stockholders’ equity: Liabilities $33,260 Stockholders’ equity 35,561 Total liabilities and stockholders’ equity $68,821 (in thousands, except share and per share data) 2021 2020 Operating expenses: Research and development $10,130 $7,541 General and administrative 4,773 4,184 Total operating expenses 14,903 11,725 Loss from operations (14,903) (11,725) Other income (expense), net (710) (712) Net loss $(15,613) $(12,437) Net loss per share, basic and diluted $(0.41) $(0.34) Weighted average common shares outstanding, basic and diluted 38,195,583 36,942,475 Three Months Ended September 30,

Axcella's Experienced Leadership



Bill Hinshaw
President and CEO
NOVARTIS
Schering-Plough



Alison Schecter, MD
President, R&D
Baxalta SANOFI J&J



Margaret Koziel, MD
SVP and Chief Medical Officer
VERTEX Kaleido



Paul Fehlner, PhD, JD
SVP and Chief Legal Officer
NOVARTIS
BAKER BOTTS LLP



Virginia Dean
SVP and Chief People Officer
ARIAD TESARO

BOARD OF DIRECTORS

David Epstein (Chairman)
Executive Partner
Flagship Pioneering

Stephen Hoge, MD
President
Moderna Therapeutics

William "Chip" Baird
CFO
2seventy bio

Catherine A. Sohn, PharmD
Adjunct Professor
University of California San Francisco

Cristina Rondinone, PhD
Founder,
CMR Pharma Consulting

Greg Behar
CEO
Nestlé Health Science

Shreeram Aradhye, MD
CMO
Dicerna Pharmaceuticals

Gary Pisano, PhD
Professor of Business
Harvard Business School

Bill Hinshaw
President and CEO
Axcella Health

axcella
© 2022 Axcella Therapeutics. All rights reserved.

© 2022 Axcella Therapeutics. All rights reserved. NASDAQ: AXLA 840 Memorial Drive, Third Floor Cambridge, MA 02139 www.axcellatx.com Thank You

© 2022 Axcella Therapeutics. All rights reserved. Reference Materials Axcella’s EMM Platform and Therapeutic Approach Use of Amino Acids as Therapeutics (iScience) Combinatorial approach to EMMs (ICFSR) AXA1665 for OHE AXA1665-001 Data (Clinical and Translational Gastroenterology) AXA1665-002 Data (DDW 2021 Oral Presentation) AXA1125 for NASH Mechanism of Action (NASH-TAG 2021) Nonclinical Findings (Nature’s Scientific Reports) AXA1125-003 Data (American Journal of Gastroenterology)

© 2022 Axcella Therapeutics. All rights reserved. About Axcella’s Development Model and Clinical Approach EMMs have a fundamental role in biology and biological function. Using the Axcella Knowledge Base, Axcella designs and develops novel EMM compositions to engage identified biologies and pathways. Axcella then selects whether to evaluate a product candidate in a non-investigational new drug application (non-IND) clinical study under U.S. Food and Drug Administration regulations and guidance supporting research with food, or under an IND clinical trial. Axcella’s non-IND clinical studies evaluate product candidates for safety, tolerability and effects on the normal structures and functions in humans, including in individuals with disease. The company’s non-IND clinical studies include a substantial number of biomarkers that may inform biologies relevant to health but are not designed or intended to evaluate a product candidate’s ability to diagnose, cure, mitigate, treat or prevent a disease or other health condition. These clinical studies are conducted at reputable medical centers following Good Clinical Practices (GCPs), including Institutional Review Board (IRB) approval, and utilize qualified investigators. Using a combination of data from these studies and/or other relevant information, the company decides whether to advance a product candidate’s development as a therapeutic or supplement (independently or in partnership), or to terminate its development. To date, Axcella has initially evaluated its product candidates as investigational food products in non-IND clinical studies. More recently, Axcella determined its lead compounds – AXA1665 and AXA1125 – to be therapeutic product candidates, meaning that their ongoing development will be conducted under IND to investigate their ability to treat diseases. As a result, the company will investigate the reduction in risk of recurrent OHE with AXA1665 and the treatment of NASH with AXA1125. This presentation refers to Axcella’s non-IND clinical studies as “clinical studies” and its IND clinical trials as “clinical trials.”